UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2016

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 3, 2016, LSB Industries, Inc. (the “Company”) issued a press release to report its financial results for the third quarter ended September 30, 2016. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 4, 2016, at 10:00 a.m. (Eastern time) / 9:00 a.m. (Central time), the Company will hold a conference call broadcast live over the Internet to discuss the financial results of the third quarter ended September 30, 2016.

The information contained in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.

Item 8.01.	Other Events

On November 3, 2016, the Company issued a press release that its Board of Directors has initiated a process to explore and evaluate potential strategic alternatives for the Company. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by LSB Industries, Inc. dated November 3, 2016, titled “LSB Industries, Inc. Reports Operating Results for the 2016 Third Quarter.”

99.2	Press Release issued by LSB Industries, Inc. dated November 3, 2016, titled “LSB Industries, Inc. Exploring Strategic Alternatives.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2016

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President and Chief Financial Officer

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